Exhibit 99.1

IAC Stockholders Approve Vimeo Spin-off

NEW YORK, May 14, 2021—IAC (NASDAQ: IAC) today announced that, at its stockholder meeting held today, IAC stockholders voted to approve the separation of Vimeo from the remaining businesses of IAC.

IAC anticipates the spin-off will be completed prior to the open of business on Tuesday, May 25, 2021, subject to the satisfaction or waiver of all closing conditions, and that Vimeo will begin trading on Nasdaq (ticker symbol “VMEO”) that day. Subject to the final approval of the IAC board of directors, IAC expects that Vimeo will trade on Nasdaq on a “when-issued” basis (ticker symbol “VMEOV”) from May 18 through May 24, 2021.

The final vote results on all proposals voted on at the annual meeting will be set forth in a Form 8-K filed by IAC upon final certification by the inspector of elections.

About IAC

IAC (NASDAQ: IAC) builds companies. We are guided by curiosity, a questioning of the status quo, and a desire to invent or acquire new products and brands. From the single seed that started as IAC over two decades ago have emerged 10 public companies and generations of exceptional leaders. We will always evolve, but our basic principles of financially-disciplined opportunism will never change. IAC today operates Vimeo, Dotdash and Care.com, among many others, and has majority ownership of Angi Inc., which also includes HomeAdvisor Powered by Angi and Handy. The Company is headquartered in New York City and has business operations and satellite offices worldwide.

Cautionary Statement Regarding Forward-Looking Information

This communication may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipates," "estimates," "expects," "plans" and "believes," among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to: IAC’s future financial performance, business prospects and strategy, including the possibility of separating Vimeo, Inc. (“Vimeo”) from IAC, anticipated trends and prospects in the industries in which IAC’s businesses operate and other similar matters. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: (i) our ability to market our products and services in a successful and cost-effective manner, (ii) the display of links to websites offering our products and services in a prominent manner in search results, (iii) changes in our relationship with (or policies implemented by) Google, (iv) our continued ability to market, distribute and monetize our products and services through search engines, digital app stores and social media platforms, (v) the failure or delay of the markets and industries in which our businesses operate to migrate online and the continued growth and acceptance of online products and services as effective alternatives to traditional products and services, (vi) our continued ability to develop and monetize versions of our products and services for mobile and other digital devices, (vii) our ability to establish and maintain relationships with quality and trustworthy service professionals and caregivers, (viii) the ability of Angi Inc. to successfully implement its brand initiative (which could involve substantial costs, including as a result of a continued negative impact on its organic search placement) and expand Angi Services (its pre-priced offering), (ix) our ability to engage directly with users, subscribers, consumers, service professionals and caregivers directly on a timely basis, (x) our ability to access, collect and use personal data about our users and subscribers, (xi) the ability of our Chairman and Senior Executive, certain members of his family and our Chief Executive Officer to exercise significant influence over the composition of our board of directors, matters subject to stockholder approval and our operations, (xii) our inability to freely access the cash of Angi Inc. and its subsidiaries, (xiii) dilution with respect to our investment in Angi Inc., (xiv) certain risks relating to our Vimeo business (its total addressable market may be smaller than expected, it may not have the right product/market fit, its ability to convert free users into subscribers, its ability to scale its business effectively, service interruptions and increased hosting and delivery costs), (xv) our ability to compete, (xvi) adverse economic events or trends (particularly those that adversely impact advertising spending levels and consumer confidence and spending behavior), either generally and/or in any of the markets in which our businesses operate, (xvii) our ability to build, maintain and/or enhance our various brands, (xviii) the impact of the COVID-19 outbreak on our businesses, (xix) our ability to protect our systems, technology and infrastructure from cyberattacks and to protect personal and confidential user information, as well as cyberattacks experienced by third parties, (xx) the occurrence of data security breaches and/or fraud, (xxi) increased liabilities and costs related to the processing, storage, use and disclosure of personal and confidential user information, (xxii) the integrity, quality, efficiency and scalability of our systems, technology and infrastructure (and those of third parties with whom we do business), (xxiii) changes in key personnel and (xxiv) certain risks related to the Spin-off (the market price of IAC securities could decline if the Spin-off is not completed, some or all of the expected benefits from the Spin-off may not be achieved, increased vulnerability to changing market conditions as a smaller, less diversified company following the completion of the Spin-off, the failure of the Spin-off to qualify as a transaction generally tax-free for U.S. federal income tax purposes, certain conflicts of interest, the value of IAC and Vimeo securities following the Spin-off might be less than the value of IAC securities before the completion of the Spin-off and decreases in the market price of IAC securities following the completion of the Spin-off for a variety of reasons, among other risks).  Certain of these and other risks and uncertainties are discussed in IAC’s filings with the SEC. Other unknown or unpredictable factors that could also adversely affect IAC's business, financial condition and results of operations may arise from time to time. In light of these risks and uncertainties, these forward-looking statements may not prove to be accurate. Accordingly, you should not place undue reliance on these forward-looking statements, which only reflect the views of IAC’s management as of the date of this letter. IAC does not undertake to update these forward-looking statements.

No Offer or Solicitation / Additional Information and Where To Find It

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication is being made in respect of a proposed transaction involving IAC, Vimeo Holdings and Vimeo. In connection with the proposed transaction, IAC and Vimeo Holdings have filed with the SEC a joint registration statement on Form S-4/A (the “Form S-4”) that includes a proxy statement/prospectus of IAC, and a consent solicitation statement of Vimeo, and IAC and Vimeo Holdings may file one or more other documents with the SEC. The Form S-4 was declared effective by the SEC on April 8, 2021. Each of IAC and Vimeo has mailed or otherwise made available the definitive proxy statement/prospectus/consent solicitation statement to its shareholders as required by applicable law. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF IAC AND VIMEO ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC's website, www.sec.gov. Copies of documents filed with the SEC by IAC may be obtained free of charge on IAC's website at www.iac.com.

Contact Us

IAC Investor Relations
Mark Schneider
(212) 314-7400

IAC Corporate Communications
Valerie Combs
(212) 314-7361

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